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Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of The Boston Beer Company, Inc. Nos. 333-12221, 333-68531, 333-85110 and 333-85112
(the "Company") on Form S-8 of our report dated February 24, 2004, appearing in this Annual Report on Form 10-K of the Company for the year ended December 27, 2003.


                                                  /s/  Deloitte & Touche LLP

Boston, Massachusetts
March 11, 2004